UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:  November 12, 2009

Date of Earliest Event Reported: November 12, 2009

MAXIMUS, INC.

(Exact name of registrant as specified in its charter)

Virginia (State or other jurisdiction of incorporation)	1-12997 (Commission File Number)	54-1000588 (I.R.S. Employer Identification No.)

11419 Sunset Hills Road, Reston, Virginia (Address of principal executive offices)		20190-5207 (Zip Code)

Registrant’s telephone number, including area code:  (703) 251-8500

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On November 12, 2009, the Company Filed a Current Report on Form 8-K. This Current Report on Form 8-K/A amends the information provided in Item 8.01 of the original Form 8-K solely to correct a clerical error in the Condensed Consolidated Statements of Cash Flows. Specifically the line item “cash provided by (used in) operating activities - continuing operations” for the quarter ended December 31, 2008 was changed from 28,128 to (28,128) to correct for the inadvertent omission of brackets in the original filing.

Item 8.01 Other Events.

On November 12, 2009, the Company announced, with its earnings release, its decision to sell its ERP division, which had previously been part of the Company’s Consulting segment. Beginning in the fourth quarter of fiscal 2009, the Company will classify the results of operations of the ERP division as discontinued operations. As a result of this transaction, the Company has recorded a charge of $1.3 million relating to the write-down of the long-term fixed assets and goodwill of this division.

We are filing this Current Report on Form 8-K on November 12, 2009 to reclassify prior periods’ financial information to conform to discontinued operations reporting.  The reclassifications have no impact on the previously reported consolidated net income or cash flows of the Company.  This information is being provided for informational purposes only.

The Company reports its financial results in accordance with generally accepted accounting principles (GAAP).  However, the Company uses certain non-GAAP performance measures including pro forma income before income taxes from continuing operations and pro forma diluted earnings per share from continuing operations to provide both management and investors a more complete understanding of the Company’s underlying operational trends and results.  The non-GAAP performance measures are reconciled to the corresponding GAAP measures in the schedule titled “Supplemental Pro Forma Income before Income Taxes and Diluted Earnings per Share from Continuing Operations.”

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAXIMUS, Inc.

Date: November 12, 2009	By:	/s/ David R. Francis
David R. Francis
General Counsel and Secretary

3

MAXIMUS, Inc.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(Dollars in thousands, except per share data)

(Unaudited)

					Year					Year
	Quarter Ended				Ended	Quarter Ended				Ended
	Dec. 31,	Mar. 31,	Jun. 30,	Sept. 30,	Sept. 30,	Dec. 31,	Mar. 31,	Jun. 30,	Sept. 30,	Sept. 30,
	2007	2008	2008	2008	2008	2008	2009	2009	2009	2009

Revenue	$164,121	$176,324	$175,750	$177,468	$693,663	$169,710	$177,158	$176,393	$194,038	$717,299
Cost of revenue	121,632	128,578	126,576	127,855	504,641	122,806	130,624	128,041	143,561	525,032
Gross profit	42,489	47,746	49,174	49,613	189,022	46,904	46,534	48,352	50,477	192,267
Selling, general and administrative expenses	24,914	26,885	27,018	29,169	107,986	26,414	26,714	27,017	26,578	106,723
Gain on sale of building	—	—	3,938	—	3,938	—	—	—	—	—
Legal and settlement expense (recovery), net	—	931	700	36,727	38,358	—	368	(4,829)	190	(4,271)
Income (loss) from operations	17,575	19,930	25,394	(16,283)	46,616	20,490	19,452	26,164	23,709	89,815
Interest and other income, net	1,501	107	490	325	2,423	94	35	129	(113)	145
Income (loss) before income taxes	19,076	20,037	25,884	(15,958)	49,039	20,584	19,487	26,293	23,596	89,960
Provision (benefit) for income taxes	7,819	7,904	9,606	(6,108)	19,221	8,131	7,697	10,386	9,163	35,377
Income (loss) from continuing operations	11,257	12,133	16,278	(9,850)	29,818	12,453	11,790	15,907	14,433	54,583

Discontinued operations, net of income taxes:
Loss from discontinued operations	(652)	(2,506)	(6,599)	(7,749)	(17,506)	(485)	(763)	(924)	(4,304)	(6,476)
Gain (loss) on disposal	—	—	1,726	(7,361)	(5,635)	(5)	—	—	(1,562)	(1,567)
Loss from discontinued operations	(652)	(2,506)	(4,873)	(15,110)	(23,141)	(490)	(763)	(924)	(5,866)	(8,043)

Net income (loss)	$10,605	$9,627	$11,405	$(24,960)	$6,677	$11,963	$11,027	$14,983	$8,567	$46,540

Basic earnings (loss) per share:
Income (loss) from continuing operations	$0.55	$0.65	$0.87	$(0.53)	$1.56	$0.70	$0.68	$0.91	$0.82	$3.11
Loss from discontinued operations	(0.03)	(0.13)	(0.26)	(0.82)	(1.21)	(0.03)	(0.05)	(0.05)	(0.33)	(0.46)
Basic earnings (loss) per share	$0.52	$0.52	$0.61	$(1.35)	$0.35	$0.67	$0.63	$0.86	$0.49	$2.65

Diluted earnings (loss) per share:
Income (loss) from continuing operations	$0.54	$0.65	$0.86	$(0.53)	$1.54	$0.69	$0.66	$0.89	$0.80	$3.05
Loss from discontinued operations	(0.03)	(0.14)	(0.25)	(0.82)	(1.19)	(0.02)	(0.04)	(0.05)	(0.32)	(0.45)
Diluted earnings (loss) per share	$0.51	$0.51	$0.61	$(1.35)	$0.35	$0.67	$0.62	$0.84	$0.48	$2.60

Dividends per share	$0.10	$0.10	$0.10	$0.10	$0.40	$0.10	$0.12	$0.12	$0.12	$0.46

Weighted average shares outstanding:
Basic	20,506	18,537	18,648	18,540	19,060	17,802	17,435	17,503	17,538	17,570
Diluted	20,854	18,763	18,819	18,540	19,305	17,956	17,751	17,839	17,945	17,886

MAXIMUS, Inc.

Segment Information - Income (loss) from Continuing Operations (1)

(Dollars in thousands)

(Unaudited)

					Year					Year
	Quarter Ended				Ended	Quarter Ended				Ended
	Dec. 31,	Mar. 31,	Jun. 30,	Sept. 30,	Sept. 30,	Dec. 31,	Mar. 31,	Jun. 30,	Sept. 30,	Sept. 30,
	2007	2008	2008	2008	2008	2008	2009	2009	2009	2009
Revenue:
Operations	$146,807	$160,982	$157,917	$163,520	$629,226	$156,338	$155,626	$165,522	$181,718	$659,204
Consulting	17,314	15,342	17,833	13,948	64,437	13,372	21,532	10,871	12,320	58,095
Total	164,121	176,324	175,750	177,468	693,663	169,710	177,158	176,393	194,038	717,299
Gross Profit:
Operations	35,557	42,166	41,870	43,715	163,308	41,469	40,233	41,981	46,066	$169,749
Consulting	6,932	5,580	7,304	5,898	25,714	5,435	6,301	6,371	4,411	22,518
Total	42,489	47,746	49,174	49,613	189,022	46,904	46,534	48,352	50,477	192,267
Selling, General, and Administrative expense:
Operations	18,128	19,871	19,554	21,886	79,439	20,442	20,570	22,854	22,078	$85,944
Consulting	6,406	6,596	6,873	6,748	26,623	5,737	5,789	4,119	4,221	19,866
Corporate/Other	380	418	591	535	1,924	235	355	44	279	913
Total	24,914	26,885	27,018	29,169	107,986	26,414	26,714	27,017	26,578	106,723
Income (loss) from Operations: (1)
Operations	17,429	22,295	22,316	21,829	83,869	21,027	19,663	19,127	23,988	$83,805
Consulting	526	(1,016)	431	(850)	(909)	(302)	512	2,252	190	2,652
Consolidating adjustments	(380)	(418)	(591)	(535)	(1,924)	(235)	(355)	(44)	(279)	(913)
Subtotal: Segment Operating Income	17,575	20,861	22,156	20,444	81,036	20,490	19,820	21,335	23,899	85,544
Gain on sale of building	—	—	3,938	—	3,938	—	—	—	—	—
Legal and settlement gain (expense)	—	(931)	(700)	(36,727)	(38,358)	—	(368)	4,829	(190)	4,271
Consolidated total	$17,575	$19,930	$25,394	$(16,283)	$46,616	$20,490	$19,452	$26,164	$23,709	$89,815

Operating margin (loss) percentage:
Operations	11.9%	13.8%	14.1%	13.3%	13.3%	13.4%	12.6%	11.6%	13.2%	12.7%
Consulting	3.0%	(6.6)%	2.4%	(6.1)%	(1.4)%	(2.3)%	2.4%	20.7%	1.5%	4.6%
Total Segment	10.7%	11.8%	12.6%	11.5%	11.7%	12.1%	11.2%	12.1%	12.3%	11.9%
Consolidated total	10.7%	11.3%	14.4%	(9.2)%	6.7%	12.1%	11.0%	14.8%	12.2%	12.5%

(1)  Before income taxes.

MAXIMUS, Inc.

CONDENSED CONSOLIDATED BALANCE SHEETS

(Unaudited)

	FISCAL YEAR 2008				FISCAL YEAR 2009
	Dec. 31,	Mar. 31,	Jun. 30,	Sept. 30,	Dec. 31,	Mar. 31,	Jun. 30,	Sept. 30,
	2007	2008	2008	2008	2008	2009	2009	2009
ASSETS
Current assets:
Cash and cash equivalents	$62,279	$63,420	$77,944	$119,605	$61,461	$85,090	$91,666	$87,815
Marketable securities	50	—	—	—	—	—	—	—
Restricted cash	325	327	327	2,736	2,543	2,449	3,702	3,919
Accounts receivable — billed	95,065	99,477	102,063	119,712	95,556	93,485	111,880	132,058
Accounts receivable — unbilled	11,702	11,726	10,532	9,166	10,127	17,792	12,836	16,706
Current portion of note receivable	—	—	733	746	759	786	949	736
Income taxes receivable	—	6,307	1,684	—	9,469	17,097	7,823	7,501
Deferred income taxes	11,267	9,490	10,255	21,901	17,574	8,735	12,695	5,389
Due from insurance carrier	—	—	—	12,500	12,986	—	—	—
Prepaid expenses and other current assets	6,672	8,406	8,041	7,820	11,322	17,501	18,671	19,749
Current assets of discontinued operations	58,779	61,256	61,333	26,909	20,986	17,166	18,691	18,238
Total current assets	246,139	260,409	272,912	321,095	242,783	260,101	278,913	292,111

Property and equipment, at cost	72,531	73,645	75,280	78,132	78,387	80,463	88,020	98,781
Less accumulated depreciation and amortization	(38,929)	(41,330)	(43,101)	(44,411)	(45,231)	(47,087)	(50,322)	(53,495)
Property and equipment, net	33,602	32,315	32,179	33,721	33,156	33,376	37,698	45,286
Capitalized software	15,768	16,886	18,567	19,979	20,521	23,262	23,970	26,475
Less accumulated amortization	(4,454)	(4,887)	(5,369)	(5,854)	(6,159)	(6,581)	(6,769)	(7,506)
Capitalized software, net	11,314	11,999	13,198	14,125	14,362	16,681	17,201	18,969
Deferred contract costs, net	7,712	6,273	5,435	5,324	6,384	7,604	8,530	8,206
Goodwill	61,176	61,176	61,176	59,459	57,776	57,563	60,088	61,029
Intangible assets, net	2,191	1,935	1,677	3,699	2,832	2,458	2,419	2,455
Note receivable	—	—	1,639	1,338	1,036	721	192	—
Deferred income taxes	—	—	—	10,933	3,217	1,440	—	1,239
Other assets, net	3,427	3,485	3,608	3,785	3,459	3,065	2,918	3,939
Noncurrent assets of discontinued operations	46,009	45,124	41,362	1,475	1,436	1,373	1,347	—
Total assets	$411,570	$422,716	$433,186	$454,954	$366,441	$384,382	$409,306	$433,234

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities:
Accounts payable	40,297	41,853	40,861	42,612	30,816	48,438	45,474	44,368
Accrued compensation and benefits	20,442	22,818	24,159	25,610	21,562	23,710	25,775	31,713
Current portion of deferred revenue	13,456	10,549	12,421	15,958	19,075	17,543	18,947	22,177
Current portion of income taxes payable	1,422	—	—	12,661	—	—	—	—
Current portion of capital lease obligations	1,643	1,238	830	417	—	—	—	—
Other accrued liabilities	983	996	1,037	53,892	16,968	12,929	14,554	15,083
Current liabilities of discontinued operations	40,582	38,218	36,304	19,979	15,446	12,814	11,466	14,124
Total current liabilities	118,825	115,672	115,612	171,129	103,867	115,434	116,216	127,465
Deferred revenue, less current portion	6,871	7,304	6,794	6,502	4,490	5,745	6,019	6,527
Income taxes payable, less current portion	2,106	2,109	1,935	1,617	1,668	1,573	1,753	1,871
Deferred income taxes	11,202	12,752	11,810	—	—	—	2,212	243
Total liabilities	139,004	137,837	136,151	179,248	110,025	122,752	126,200	136,106

Shareholders’ equity:
Common stock	305,398	309,450	311,143	328,323	330,834	332,462	334,590	338,739
Treasury stock	(275,025)	(275,025)	(275,025)	(289,103)	(312,338)	(319,149)	(319,146)	(319,149)
Accumulated other comprehensive income	1,603	2,089	3,012	5,536	(1,139)	(1,771)	4,694	8,268
Retained earnings	240,590	248,365	257,905	230,950	239,059	250,088	262,968	269,270
Total shareholders’ equity	272,566	284,879	297,035	275,706	256,416	261,630	283,106	297,128
Total liabilities and shareholders’ equity	$411,570	$422,716	$433,186	$454,954	$366,441	$384,382	$409,306	$433,234

MAXIMUS, Inc.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited)

					Year					Year
	Quarter Ended				Ended	Quarter Ended				Ended
	Dec. 31,	Mar. 31,	Jun. 30,	Sept. 30,	Sept. 30,	Dec. 31,	Mar. 31,	Jun. 30,	Sept. 30,	Sept. 30,
	2007	2008	2008	2008	2008	2008	2009	2009	2009	2009

Net income (loss)	$10,605	$9,627	$11,405	$(24,960)	$6,677	$11,963	$11,027	$14,983	$8,567	$46,540
Adjust to reconcile net income to net cash provided by operating activities:
(Income) loss from discontinued operations	652	2,506	4,873	15,110	23,141	490	763	924	5,866	8,043
Depreciation	2,602	2,401	2,535	1,307	8,845	1,961	2,129	2,217	2,575	8,882
Amortization	719	691	739	1,247	3,396	737	788	555	1,270	3,350
Deferred income taxes	4,195	3,327	(1,707)	(34,666)	(28,851)	12,043	10,617	(309)	4,368	26,719
Gain on sale of building	—	—	(3,938)	—	(3,938)	—	—	—	—	—
Gain on sale of fixed asset	—	—	—	—	—	—	(51)	—	—	(51)
Deferred interest income on note receivable	—	—	37	110	147	107	104	101	64	376
Non-cash equity based compensation	3,386	2,072	1,570	2,095	9,123	1,866	2,084	1,678	1,679	7,307
Change in assets and liabilities, net of effects from divestitures:

Accounts receivable — billed	9,579	(4,411)	(2,586)	(16,040)	(13,458)	23,143	1,936	(17,586)	(19,533)	(12,040)
Accounts receivable — unbilled	(20)	(24)	1,194	1,366	2,516	(5,775)	(7,822)	5,486	462	(7,649)
Due from insurance carrier	—	—	—	(12,500)	(12,500)	—	12,500	—	—	12,500
Prepaid expenses and other current assets	1,309	(1,733)	365	(1,148)	(1,207)	(3,844)	(6,081)	(1,024)	(852)	(11,801)
Deferred contract costs	404	1,439	838	111	2,792	(1,236)	(1,250)	(720)	324	(2,882)
Other assets	104	178	(7)	(1,525)	(1,250)	(899)	133	1,074	(1,132)	(824)
Accounts payable	(1,823)	1,556	(992)	1,525	266	(10,716)	17,594	(3,460)	(1,563)	1,855
Accrued compensation and benefits	(2,746)	2,376	1,341	1,451	2,422	(3,746)	2,100	1,524	5,598	5,476
Deferred revenue	(2,223)	(2,474)	1,363	3,244	(90)	2,492	57	840	2,431	5,820
Income taxes	(3,141)	(7,966)	3,205	19,125	11,223	(21,959)	(7,535)	9,452	(709)	(20,751)
Other liabilities	(528)	500	965	46,565	47,502	(34,755)	(723)	(186)	(1,051)	(36,715)
Cash provided by (used in) operating activities — continuing operations	23,074	10,065	21,200	2,417	56,756	(28,128)	38,370	15,549	8,364	34,155
Cash provided by (used in) operating activities — discontinued operations	(2,285)	(5,561)	(8,401)	15,041	(1,206)	951	491	(3,748)	(1,216)	(3,522)
Cash provided by (used in) operating activities	20,789	4,504	12,799	17,458	55,550	(27,177)	38,861	11,801	7,148	30,633

Proceeds from sales of discontinued operations, net of transation costs	—	—	4,643	33,035	37,678	—	—	—	(1,626)	(1,626)
Proceeds from sale of building, net of transaction costs	—	—	5,929	—	5,929	—	—	—	—	—
Proceeds from fixed assets	—	—	—	—	—	—	54	—	642	696
Acquisition of business, net of cash acquired	—	—	—	(3,150)	(3,150)	—	—	—	(406)	(406)
Decrease in note receivable	—	—	59	178	237	182	184	265	341	972
Purchases of property and equipment	(2,392)	(1,192)	(6,038)	(758)	(10,380)	(2,414)	(2,476)	(5,714)	(9,090)	(19,694)
Capitalized software costs	(920)	(1,118)	(1,949)	(1,144)	(5,131)	(1,717)	(2,969)	(351)	(1,851)	(6,888)
Decrease in marketable securities	126,160	50	—	—	126,210	—	—	—	—	—
Cash provided by (used in) investing activities — continuing operations	122,848	(2,260)	2,644	28,161	151,393	(3,949)	(5,207)	(5,800)	(11,990)	(26,946)
Cash provided by (used in) investing activities — discontinued operations	(771)	(745)	1,257	(2,674)	(2,933)	(11)	(3)	(22)	(54)	(90)
Cash provided by (used in) investing activities	122,077	(3,005)	3,901	25,487	148,460	(3,960)	(5,210)	(5,822)	(12,044)	(27,036)

Employee stock transactions	1,655	1,619	90	1,058	4,422	593	(690)	733	1,656	2,292
Repurchases of common stock	(150,388)	—	—	(14,078)	(164,466)	(22,431)	(7,615)	—	—	(30,046)
Price adjustment under Accelerated Share Repurchase agreement	—	—	—	13,903	13,903	—	—	—	—	—
Payments on capital lease obligations	(401)	(404)	(408)	(414)	(1,627)	(417)	—	—	—	(417)
Tax benefit due to option exercises and restricted stock units vesting	297	279	7	106	689	53	234	(281)	645	651
Cash dividends paid	(2,222)	(1,852)	(1,865)	(1,859)	(7,798)	(1,765)	(2,089)	(2,101)	(2,099)	(8,054)
Cash provided by (used in) financing activities — continuing operations	(151,059)	(358)	(2,176)	(1,284)	(154,877)	(23,967)	(10,160)	(1,649)	202	(35,574)
Cash provided by (used in) financing activities — discontinued operations	—	—	—	—	—	—	—	—	—	—
Cash provided by (used in) financing activities	(151,059)	(358)	(2,176)	(1,284)	(154,877)	(23,967)	(10,160)	(1,649)	202	(35,574)

Effect of exchange rate changes on cash	—	—	—	—	—	(3,040)	138	2,246	843	187

Net increase (decrease) in cash and cash equivalents	(8,193)	1,141	14,524	41,661	49,133	(58,144)	23,629	6,576	(3,851)	(31,790)
Cash and cash equivalents, end of period	70,472	62,279	63,420	77,944	70,472	119,605	61,461	85,090	91,666	119,605
Cash and cash equivalents, beginning of period	$62,279	$63,420	$77,944	$119,605	$119,605	$61,461	$85,090	$91,666	$87,815	$87,815